SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

August 9, 2004

Date of Report (Date of earliest event reported)

Hayes Lemmerz International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50303	32-0072578

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

HLI Operating Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-107539	30-0167742

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15300 Centennial Drive, Northville, Michigan	48167

(Address of principal executive offices)	(Zip Code)

(734) 737-5000

(Registrant's telephone number, including area code)

Not Applicable

(Fomer Name or Former Address, if Changed Since Last Report)

Item 5.      Other Events.

On August 9, 2004, Hayes Lemmerz International, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7(c).      Exhibits.

Exhibit No.	Exhibit

99.1	Press release of the Company dated August 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYES LEMMERZ INTERNATIONAL, INC.

By:	/s/ Patrick C. Cauley

Patrick C. Cauley Vice President, General Counsel and Secretary

Dated: August 11, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HLI OPERATING COMPANY, INC.

By:	/s/ Patrick C. Cauley

Patrick C. Cauley Vice President, General Counsel and Secretary

Dated: August 11, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated August 9, 2004.

EXHIBIT 99.1

Hayes Lemmerz Forms Strategic Joint Venture in Turkey

Northville, Michigan — August 9, 2004 — Hayes Lemmerz International, Inc. (NASDAQ: HAYZ) today announced that it formed an aluminum wheel joint venture with operations in Manisa, Turkey. The new joint venture, Jantas Aliminyum Jant Sanayi ve Ticaret A.S. (a.k.a. Jantas Aluminum Wheels), will serve the Turkish and other European markets. The joint venture is expected to begin production at the end of 2005 and to produce up to 1.5 million wheels annually.

The joint venture will be owned 40 percent by Hayes Lemmerz, 35 percent by Cromodora Wheels S.p.A and 25 percent by Inci Holding A.S. Financial terms of the joint venture were not disclosed.

“It is important to team with the right partners. Our business ventures with Inci date back to 1992,” said Fred Bentley, President of Hayes Lemmerz’ International Wheel Group. “This joint venture will benefit from the technical know how of both Hayes Lemmerz and Cromodora to establish a manufacturing process based on the most advanced techniques.”

“This joint venture will strategically expand our capabilities beyond Hayes Lemmerz’ existing wheel operations in Turkey. Geographic expansion is critical to Hayes Lemmerz because it enables us to support our customers as they grow in the developing markets of the World. As part of this strategy, in 2004 we will complete aluminum wheel plant expansions in Thailand, Brazil and the Czech Republic,” said Mr. Bentley.

Hayes Lemmerz International, Inc. is a leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 44 plants and approximately 11,000 employees worldwide.

Cromodora Wheels S.p.A., with headquarters in Italy, is a supplier of specialty and premium aluminum wheels to the OEM market.

Inci Holding is one of the major Groups in Turkey, operating in automotive, logistics, insurance, construction, and white goods sectors. The Group has 17 companies and joint ventures, employing 1500 people.

Contact:

Marika P. Diamond Hayes Lemmerz International, Inc. (734) 737-5162